NATIONWIDE VARIABLE INSURANCE TRUST NVIT Money Market Fund II Supplement dated September 28, 2009 to the Prospectus dated May 1, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

On September 10, 2009, the Board of Trustees, including all of the independent trustees, (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) unanimously approved a Plan of Reorganization between the NVIT Money Market Fund II (“Money Fund II”) and NVIT Money Market Fund (“Money Fund”), each a series of the Trust, pursuant to which the Money Fund II will be merged into the Money Fund (the “Merger”). In the near future, shareholders of the Money Fund II will receive further information describing the details of the Merger and the Money Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE